Summary Prospectus

Alpine Dynamic Balance Fund
Trading Symbol: ADBYX
February 27, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.alpinefunds.com/literature.  You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com.  The Fund’s prospectus and statement of additional information, both dated February 27, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The primary investment objective of Alpine Dynamic Balance Fund (the “Balance Fund”) is capital appreciation. The Balance Fund’s secondary investment objectives are reasonable income and conservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed within less than two months of purchase)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses	1.31%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$133	$415	$718	$1,579

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies
The Balance Fund pursues its investment objectives by investing its assets primarily in a combination of equity securities of large U.S companies and high quality fixed income securities.  The equity securities in which the Balance Fund invests may include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible debt, options on securities and warrants. The Balance Fund’s investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends and have capital appreciation potential.  The fixed income securities in which the Balance Fund invests may include U.S. Government debt obligations, corporate debt obligations, and money market instruments.  The Balance Fund may invest up to 5% of its net assets in fixed income securities rated below “A” by Standard and Poor’s Rating Services or by Moody’s Investors Services, Inc; this limit does not apply to convertible debt securities.  The Fund may invest up to 15% of the value its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.  The Fund may also invest in the securities of other investment companies.

Under normal circumstances, the Balance Fund invests not less than 25% of its net assets in fixed income securities.  The Balance Fund may invest in fixed income securities of any duration or maturity.  The Balance Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed income securities, depending on the appraisal of market and economic conditions by Alpine Woods Capital Investors, LLC (the “Adviser”).  For instance, the Balance Fund may be more heavily invested in equity securities when, in the opinion of the Adviser, interest rates are generally perceived to be rising and the anticipated performance of equity securities is believed to be positive.  In such instances, the Balance Fund may invest up to 75% of its net assets in equity securities.  Additionally, the Balance Fund may invest up to 75% of its net assets in fixed income securities when, in the opinion of the Adviser, the prospective returns of equity securities appear to be lower or less certain than those of fixed income securities.

The Balance Fund invests in equity securities that offer growth potential and in fixed income securities that offer the potential for both growth and income.  The Adviser focuses on companies it believes are attractively valued relative to their growth prospects. With respect to equity investments, the Adviser considers company fundamentals and the strength of a company’s management, as well as economic, market and regulatory conditions affecting a company or its industry.  The Adviser will also look for companies involved in special situations such as change in management, change in polices, acquisition, merger, reorganization or spin-off.  With respect to fixed income securities, investment emphasis is placed on higher quality issues expected to fluctuate little in value except as a result of changes in prevailing interest rates.  The market values of the fixed income securities in the Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates.

Principal Investment Risks
An investment in the Balance Fund, like any investment, is subject to certain risks.  The value of the Balance Fund’s investments will increase or decrease based on changes in the prices of the investments it holds.  This will cause the value of the Balance Fund’s shares to increase or decrease. You could lose money by investing in the Balance Fund.  By itself, the Balance Fund does not constitute a balanced investment program.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•
Fixed Income Securities Risk — Fixed income securities are subject to credit risk and market risk.  Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

•	Management Risk — The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with similar investment goals.
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Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets.  Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments.  These risks may be greater in emerging markets.

•	Growth Stock Risk — The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.
•
Investment Company Risk — To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

•	Options Risk — Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.

Performance
The bar chart below shows how the Balance Fund has performed and provides some indication of the risks of investing in the Balance Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Balance Fund for full calendar years.  The table below it compares the performance of the Balance Fund over time to the Balance Fund’s benchmark index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance (before and after taxes) does not indicate how the Balance Fund will perform in the future.  Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Dynamic Balance Fund
Calendar Year Total Returns as of 12/31 of Each Year

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:
Best Quarter		Worst Quarter
15.45%	6/30/03	-15.08%	12/31/08

Average Annual Total Returns

(For the periods ending December 31, 2009)

Alpine Dynamic Balance Fund	1 Year	5 Years	Since Inception 6/7/01
Return Before Taxes	15.57%	-1.90%	3.24%
Return After Taxes on Distributions	14.82%	-2.67%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares	10.06%	-1.67%	2.61%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	0.33%
Lipper Mixed-Asset Target Allocation Growth Funds Average	25.28%	1.93%	2.25%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.  The “Return After Taxes on Distributions and Sale of Fund shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

Management
Investment Adviser
Alpine Woods Capital Investors, LLC serves as the Fund’s investment adviser.

Portfolio Manager
Mr. Samuel A. Lieber, Chief Executive Officer of the Adviser since 1997, and Mr. Stephen A. Lieber, Chief Investment Officer of the Adviser since 2003, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have each managed the Fund since its inception.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary.  The minimum initial amount of investment in the Fund is $1,000.  There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.